UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


      Date of report (Date of earliest event reported):  August 30, 2004



                        ------------------------------


                           LASALLE HOTEL PROPERTIES
            (Exact name of registrant as specified in its charter)


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   Maryland                         1-14045               36-4219376
----------------               -----------------       ------------------
(State or other                (Commission File        (IRS Employer
jurisdiction of                     Number)            Identification No.)
incorporation or
organization)




                             4800 Montgomery Lane
                                   Suite M25
                           Bethesda, Maryland 20814
                   ----------------------------------------
                   (Address of principal executive offices)




      Registrant's telephone number, including area code:  (301) 941-1500




                                Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)












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ITEM 7.  FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS

      (c)   Exhibits

            The following exhibit is included with this Report:

            Exhibit 99.1 Press release dated August 30, 2004 issued by LaSalle Hotel Properties.


ITEM 9.  REGULATION FD DISCLOSURE

     On August 30, 2004 LaSalle Hotel Properties issued a press release announcing that it has successfully increased its senior unsecured credit facility to $300.0 million from $215.0 million. The facility will continue to be co-led by Bank of Montreal, as the Administrative Agent, and Bank of
America, as the Syndication Agent.   In addition, the Company's affiliated
lessee revolving credit facility, which is led by U.S. Bank, was increased to $25.0 million from $13.0 million. A copy of the press release is filed as an exhibit to this report and is incorporated by reference herein.




      NOTE: The information in this report (including the exhibit) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information contained herein that is required to be disclosed solely by regulation FD.







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                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     LASALLE HOTEL PROPERTIES




Dated:  August 30, 2004              BY:   /s/ HANS S. WEGER
                                           ------------------------------
                                           HANS S. WEGER
                                           Executive Vice President,
                                           Treasurer and
                                           Chief Financial Officer


















































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                                 EXHIBIT INDEX
                                 -------------





Exhibit
Number      Description
-------     -----------

 99.1       Press release dated August 30, 2004 issued by
            LaSalle Hotel Properties.

























































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